Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Gentlemen,

We have read Item 4.02 of Form 8-K/A dated June 11, 2009 of Noble Innovations, Inc., and are in agreement with the statements as they pertain to our Firm.

/s/ M&K CPAS, PLLC
Houston, Texas

June 11, 2009